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                                                                 EXHIBIT 10.2(b)


                                 AMENDMENT NO. 1
                                       TO
                AMENDED AND RESTATED FEE SUBORDINATION AGREEMENT


         AGREEMENT, dated as of December 31, 1997, among CHARTER COMMUNICATIONS II, L.P., a Delaware limited partnership, CHARTER COMMUNICATIONS III, L.P., a Delaware limited partnership, PEACHTREE CABLE TV, INC., a Nevada corporation (individually, a "Borrower", and collectively, the "Borrowers"), CHARTER COMMUNICATIONS SOUTHEAST, L.P., a Delaware limited partnership ("Charter") and TORONTO DOMINION (TEXAS), INC., as Agent (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged., the parties hereby agree as follows:

         1. Definitions. All terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Amended and Restated Fee Subordination Agreement, dated as of January 31, 1997 (the "Subordination Agreement") among the Borrowers, Charter and the Agent.

         2. Amendment. Section 2 of the Subordination Agreement is hereby amended in its entirety to read as follows:

                  "Each Borrower may make partial payments of Management Fees on the due dates therefor as set forth in the Management Agreement to which such Borrower is a party if at the time of such payments no Default or Event of Default under the Credit Agreement shall have occurred (or would occur upon payment of such Management Fees) and be continuing, as follows: (i) from the date hereof until and including December 31, 1999, an amount equal to 3% of such Borrower's annual Gross Revenue (as defined in the Management Agreement) accrued during such period may be paid by such Borrower to Charter in cash; payment of the remaining balance of the annual Management Fees accrued during such period shall be deferred until the Senior Indebtedness is paid in full, and (ii) after December 31, 1999, payment of any and all Management Fees shall be deferred until the Senior Indebtedness is paid in full. If a Default or Event of Default shall have occurred (or would occur upon payment of such Management Fees) and be continuing, the payment of all such Management Fees shall be deferred until the Senior Indebtedness is paid in full. All sums the payment of which is deferred pursuant to this Section 2 shall become Subordinated Indebtedness hereunder, and shall not be payable until and upon payment in full of any and all Senior Indebtedness."

         3.  Miscellaneous.

         (a) Except as expressly amended hereby, the Agreement will continue in full force and effect.

         (b) This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto, provided that the Administrative Agent shall have


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obtained any and all consents by the Banks to such amendment or modification as required under the Credit Agreement. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon the Borrower and the Holders of Subordinated Indebtedness and their respective successors, assigns, heirs and legal representatives and shall inure to the benefit of the Banks, the Administrative Agent and their respective successors and assigns.

         (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE WHOLLY PERFORMED WITHIN THAT STATE.

         (d) This Agreement may be executed in any number of counterpart copies, each of which shall be deemed an original, but which together shall constitute a single instrument.

         (e) Descriptive headings appearing herein are included solely for convenience of reference and are not intended to affect the meaning or construction of any of the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      CHARTER COMMUNICATIONS II, L.P.

                                      By:  CCP II, INC., General Partner

                                           By:____________________________
                                              Name:
                                              Title:

                                      CHARTER COMMUNICATIONS III, L.P.

                                      By:  CCP III, INC., General Partner

                                           By:____________________________
                                              Name:
                                              Title:

                                      PEACHTREE CABLE TV, INC.


                                      By:_________________________________
                                         Name:
                                         Title:

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                                      CHARTER COMMUNICATIONS SOUTHEAST, L.P.

                                      By:  Charter Southeast Properties,
                                           L.P., General Partner

                                           By:____________________________
                                              Name:
                                              Title:


                                      TORONTO DOMINION (TEXAS), INC.,
                                      as Administrative Agent


                                      By:_________________________________
                                         Name:
                                         Title:

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